________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 25, 2006

          GSR Mortgage Loan Trust 2006-8F
(Exact Name of Issuing Entity)

GS Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

          GS Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

          Goldman Sachs Mortgage Company
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-132809	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

                                                            None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2006-8F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-132809) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $618,504,000 aggregate principal amount of the Class 1A-1, Class 2A-1, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-5, Class 3A-6, Class 3A-7, Class 3A-8, Class 3A-9, Class 3A-10, Class 3A-11, Class 4A-1, Class 4A-2, Class 4A-3, Class 4A-4, Class 4A-5, Class 4A-6, Class 4A-7, Class 4A-8, Class 4A-9, Class 4A-10, Class 4A-11, Class 4A-12, Class 4A-13, Class 4A-14, Class 4A-15, Class 4A-16, Class 4A-17, Class 4A-18, Class 4A-19, Class 4A-20, Class 4A-21, Class 5A-1, Class 5A-2, Class A-X, Class M-1, Class B-1, Class B-2 and Class B-3 Certificates (the “Publicly Offered Certificates”) on August 25, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 3, 2006, as supplemented by the Prospectus Supplement dated August 24, 2006, to file a copy of the Master Servicing and Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of August 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, Deutsche Bank National Trust Company, as custodian, and U.S. Bank National Association, as Trustee, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, August 2006 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2. The “Certificates” consist of the Publicly Offered Certificates and the Class B-4, Class B-5, Class B-6, Class RC and Class R Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $622,239,465 as of August 1, 2006, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Sales of Securities and Use of Proceeds.

On August 25, 2006, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B4	$1,244,000
Class B5	$1,244,000
Class B6	$1,247,465
Class R	$0
Class RC
$0

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

4.5.1
Master Servicing and Trust Agreement, dated as of August 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A. as securities administrator and master servicer, Deutsche Bank National Trust Company, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and U.S. Bank National Association, as trustee and as a custodian

4.5.2	Standard Terms to Master Servicing and Trust Agreement (August 2006 Edition)

4.5.3
Trust Agreement for Exchangeable Certificates, dated as of August 1, 2006, among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator

4.6   Form of Publicly Offered Certificates

99.1	Servicing Agreement, dated as of July 1, 2004, between Goldman Sachs Mortgage Company, as purchaser, and Countrywide Home Loans Servicing LP, as servicer

99.2	Amendment Reg AB, dated as of January 1, 2006, between GS Mortgage Corp. and Countrywide Home Loans, Inc.

99.3	Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, by and among GSMC, the Depositor and Countrywide Home Loans Servicing LP, as servicer

99.4	Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, by and among GSMC, the Depositor and Countrywide Home Loans, Inc., as seller

99.5
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, by and among the Depositor, the Trustee, Countrywide Home Loans, Inc., as seller, and Countrywide Home Loans Servicing LP, as servicer, and as acknowledged by Wells Fargo Bank, N.A.

99.6	Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among the Depositor, GSMC and Avelo Mortgage, L.L.C., as servicer

99.7	Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Depositor and the Trustee, and as acknowledged by Wells Fargo Bank, N.A.

99.8	Flow Servicing Agreement, dated as of January 1, 2006, between Goldman Sachs Mortgage Company, as owner, and Avelo Mortgage, L.L.C., as servicer

99.9	Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Depositor, GSMC and National City Mortgage Co., as servicer

99.10
Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Depositor, the Trustee, and National City Mortgage Co., as servicer, and as acknowledged by Wells Fargo Bank, N.A.

99.11	Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement, dated as of January 1, 2006, between Goldman Sachs Mortgage Company, as owner, and National City Mortgage Co., as servicer

99.12
Amendment No. 1 to Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement, dated as of July 24, 2006, between Goldman Sachs Mortgage Company, as owner, and National City Mortgage Co., as servicer

99.13
Amendment No. 2 to Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement, dated as of August 9, 2006, between Goldman Sachs Mortgage Company, as owner, and National City Mortgage Co., as servicer

99.14
Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Depositor, GSMC and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), as the servicer and the seller, and as acknowledged by Wells Fargo Bank, N.A.

99.15
Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Depositor, the Trustee and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), as the servicer and the seller

99.16	Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of May 1, 2006, between Goldman Sachs Mortgage Company, as owner, and PHH Mortgage Corporation, as servicer

99.17
Amendment No. 1 to Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated July 1, 2006, between Goldman Sachs Mortgage Company, as owner, and PHH Mortgage Corporation, as servicer

99.18
Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Depositor, GSMC and Washington Mutual Bank, as seller and servicer, and as acknowledged by Wells Fargo Bank, N.A.

99.19	Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Depositor, the Trustee and Washington Mutual Bank, as seller and servicer

99.20	Servicing Agreement, dated as of December 1, 2003, between Goldman Sachs Mortgage Company, as owner, and Washington Mutual Bank, as servicer

99.21	First Amendment to Servicing Agreement, dated as of October 1, 2004, between Goldman Sachs Mortgage Company, as owner, and Washington Mutual Bank, as servicer

99.22	Regulation AB Amendment to Servicing Agreement, dated as of April 1, 2006, between Goldman Sachs Mortgage Company, as owner, and Washington Mutual Bank, as servicer

99.23	Interest Rate Cap Agreement, dated as of August 25, 2006, by and between Bear Stearns Financial Products, Inc., and Goldman Sachs Capital Markets, L.P.

99.24
Novation Agreement, dated as of August 25, 2006, among Bear Stearns Financial Products Inc., Goldman Sachs Capital Markets, L.P. and Wells Fargo Bank, N.A., not in its individual capacity but solely as securities administrator

99.25	Interest Rate Cap Agreement, dated as of August 14, 2006, by and between Goldman Sachs Capital Markets, L.P., and Goldman Sachs Mortgage Company, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:	/s/ Michelle Gill
Name: Michelle Gill Title: Vice President

Dated: September 8, 2006

EXHIBIT INDEX

Exhibit No.	Description	Page No.

4.5.1
Master Servicing and Trust Agreement, dated as of August 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A. as securities administrator and master servicer, Deutsche Bank National Trust Company, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and U.S. Bank National Association, as trustee and as a custodian

4.5.2	Standard Terms to Master Servicing and Trust Agreement (August 2006 Edition)

4.5.3
Trust Agreement for Exchangeable Certificates, dated as of August 1, 2006, among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator

4.6	Form of Publicly Offered Certificates

99.1	Servicing Agreement, dated as of July 1, 2004, between Goldman Sachs Mortgage Company, as purchaser, and Countrywide Home Loans Servicing LP, as servicer

99.2	Amendment Reg AB, dated as of January 1, 2006, between GS Mortgage Corp. and Countrywide Home Loans, Inc.

99.3	Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, by and among GSMC, the Depositor and Countrywide Home Loans Servicing LP, as servicer

99.4	Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, by and among GSMC, the Depositor and Countrywide Home Loans, Inc., as seller

99.5
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, by and among the Depositor, the Trustee, Countrywide Home Loans, Inc., as seller, and Countrywide Home Loans Servicing LP, as servicer, and as acknowledged by Wells Fargo Bank, N.A.

99.6	Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among the Depositor, GSMC and Avelo Mortgage, L.L.C., as servicer

99.7	Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Depositor and the Trustee, and as acknowledged by Wells Fargo Bank, N.A.

99.8	Flow Servicing Agreement, dated as of January 1, 2006, between Goldman Sachs Mortgage Company, as owner, and Avelo Mortgage, L.L.C., as servicer

99.9	Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Depositor, GSMC and National City Mortgage Co., as servicer

99.10
Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Depositor, the Trustee, and National City Mortgage Co., as servicer, and as acknowledged by Wells Fargo Bank, N.A.

99.11	Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement, dated as of January 1, 2006, between Goldman Sachs Mortgage Company, as owner, and National City Mortgage Co., as servicer

99.12
Amendment No. 1 to Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement, dated as of July 24, 2006, between Goldman Sachs Mortgage Company, as owner, and National City Mortgage Co., as servicer

99.13
Amendment No. 2 to Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement, dated as of August 9, 2006, between Goldman Sachs Mortgage Company, as owner, and National City Mortgage Co., as servicer

99.14
Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Depositor, GSMC and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), as the servicer and the seller, and as acknowledged by Wells Fargo Bank, N.A.

99.15
Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Depositor, the Trustee and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), as the servicer and the seller

99.16	Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of May 1, 2006, between Goldman Sachs Mortgage Company, as owner, and PHH Mortgage Corporation, as servicer

99.17
Amendment No. 1 to Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated July 1, 2006, between Goldman Sachs Mortgage Company, as owner, and PHH Mortgage Corporation, as servicer

99.18
Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Depositor, GSMC and Washington Mutual Bank, as seller and servicer, and as acknowledged by Wells Fargo Bank, N.A.

99.19	Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Depositor, the Trustee and Washington Mutual Bank, as seller and servicer

99.20	Servicing Agreement, dated as of December 1, 2003, between Goldman Sachs Mortgage Company, as owner, and Washington Mutual Bank, as servicer

99.21	First Amendment to Servicing Agreement, dated as of October 1, 2004, between Goldman Sachs Mortgage Company, as owner, and Washington Mutual Bank, as servicer

99.22	Regulation AB Amendment to Servicing Agreement, dated as of April 1, 2006, between Goldman Sachs Mortgage Company, as owner, and Washington Mutual Bank, as servicer

99.23	Interest Rate Cap Agreement, dated as of August 25, 2006, by and between Bear Stearns Financial Products, Inc., and Goldman Sachs Capital Markets, L.P.

99.24
Novation Agreement, dated as of August 25, 2006, among Bear Stearns Financial Products Inc., Goldman Sachs Capital Markets, L.P. and Wells Fargo Bank, N.A., not in its individual capacity but solely as securities administrator

99.25	Interest Rate Cap Agreement, dated as of August 14, 2006, by and between Goldman Sachs Capital Markets, L.P., and Goldman Sachs Mortgage Company, L.P.